             PUTNAM HARTFORD CAPITAL MANAGER (SERIES VIII AND VIIIR)
                             SEPARATE ACCOUNT TEN
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             FILE NO. 333-101926



  SUPPLEMENT DATED DECEMBER 9, 2004 TO THE PROSPECTUS DATED NOVEMBER 1, 2004

            SUPPLEMENT DATED DECEMBER 9, 2004 TO YOUR PROSPECTUS

Subject to shareholder approval, the investment objective of Putnam VT Equity Income Fund will change on December 9, 2004.

If approved by the shareholders, the paragraph describing the investment objective in your prospectus in the section entitled "The Funds" is deleted and replaced with the following:

     Putnam VT Equity Income Fund - Seeks capital growth and current income.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5127